UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 6, 2012

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

Senior management of Southcoast Financial Corporation plans to meet with a group of investors on September 6, 2012, and discuss results of operations through June 30, 2012.  The discussion is planned to cover, or be derived from, information previously disclosed in Southcoast’s filings with the SEC, as well as publicly available information about the demographics of Southcoast’s market areas, which indicate improving unemployment, increasing real estate activity, announcements of new business and expansions, and significant population and income growth.

In addition, management plans to briefly discuss Southcoast’s strategy and vision for growth, including as key elements, managing asset quality, building banking relationships, and leveraging strong reputation and customer experience.  The discussion will cover plans to build banking relationships by emphasizing lending, targeting small business and consumer loans, as well as plans to add wealth management services and to offer new products and services based on customer needs by implementing an enhanced customer referral program and focusing on customer service.  Management also will present the following results of a December 2011 customer survey as a basis for leveraging customer satisfaction.

Retail	Business

Likely to remain a customer	90%	87%
Expected increase in business with Southcoast in 2012	43%	54%
Likely to recommend the bank	50%	56%
Customer value score excellent/good	93%	90%
Overall customer experience excellent/good	94%	93%
Experience exceeds expectations	61%	53%

Statements in this Item which express “plans,” “strategy,” “vision” and similar expressions, identify forward-looking statements.  Such forward-looking statements are based on the beliefs of Southcoast Financial’s management, as well as assumptions made by, and information currently available to, such management.  Such statements are inherently uncertain and there can be no assurance that the underlying assumptions will prove to be accurate.  Actual results could differ materially from those contemplated by the forward-looking statements.  Achievement of the contemplated results are subject to all of the risks inherent in seeking to attract and please customers, including but not limited to risks of inadequate execution of plans and poor reception by prospects and customers.  Any forward-looking statements in this Item are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Some of the information in this Item is derived from third party sources that are believed to be reliable, but no guarantees that such information is correct are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: September 5, 2012	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer